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                                                                     EXHIBIT 14b


                          Independent Auditors Consent

The Board of Directors
Fortis Series Fund, Inc.:

We consent to the use of our report dated February 9, 2001 for the Fortis Series Fund, Inc., incorporated herein by reference, and the reference to our firm under the heading "Other Service Providers" in Part A of the combined proxy/registration statement being filed on Form N-14.


Minneapolis, Minnesota                      /s/ KPMG LLP
February 19, 2002